UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093
(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2020, Torchlight Energy Resources, Inc. (“Torchlight”) and its newly formed subsidiaries, 2798832 Ontario Inc. (“Canco”) and 2798831 Ontario Inc., both Ontario corporations, entered into an Arrangement Agreement (the “Agreement”) with Metamaterial Inc., an Ontario corporation headquartered in Nova Scotia, Canada (“Metamaterial”). Under the Agreement, Canco is to acquire all of the outstanding common shares of Metamaterial by way of a statutory plan of arrangement under the Business Corporations Act (Ontario)(the “Arrangement”), on and subject to the terms and conditions of the Agreement.

The Agreement provides that the Metamaterial shareholders may elect to receive either shares of Torchlight common stock or shares of the capital stock of Canco (the “Exchangeable Shares”) in exchange for such holder’s Metamaterial common shares, in each case based on an exchange ratio (the “Exchange Ratio”) to be determined based on the number of Metamaterial common shares and shares of Torchlight common stock outstanding as of immediately prior to the effective time of the Arrangement (the “Effective Time”). After the Effective Time, each Exchangeable Share will be exchangeable by the holder for one share of Torchlight common stock (subject to customary adjustments for stock splits or other reorganizations). In addition, Torchlight may require all outstanding Exchangeable Shares to be exchanged upon the occurrence of certain events and at any time following the seventh anniversary of the closing of the Arrangement. While outstanding, holders of Exchangeable Shares will be entitled to cast votes on matters for which holders of Torchlight common stock are entitled to vote, and will be entitled to receive dividends economically equivalent to the dividends declared by Torchlight with respect to its common stock. Eligibility to receive Exchangeable Shares will be subject to certain Canadian residency restrictions and tax statuses.

The Agreement additionally makes provision for the conversion or amendment of other outstanding Metamaterial securities, including options, deferred share units and warrants, such that they will be exercisable for shares of Torchlight common stock, in each case with adjustments based on the Exchange Ratio.

Immediately following the Effective Time, based on the Exchange Ratio, the former shareholders of Metamaterial are anticipated to own approximately 75% of the economic and voting interest of the combined company, with current Torchlight stockholders holding the remaining 25% economic and voting interest. Following the Effective Time, the combined company’s board of directors will be comprised of seven directors, with five of such directors to be nominees of Metamaterial, one to be jointly nominated by Metamaterial and Torchlight and one director to be a nominee of Torchlight, subject to the reasonable approval of Metamaterial. Additionally, the current management of Torchlight will resign and be replaced by George Palikaras as Chief Executive Officer and Kenneth Rice as Chief Financial Officer.

Under the Agreement, Torchlight will also submit to its stockholders a proposal to amend Torchlight’s articles of incorporation to effect a reverse split to regain and maintain compliance with the listing standards of the NASDAQ Stock Market LLC (the “Reverse Split”).

Following the Reverse Split, and prior to the Effective Time, Torchlight will declare and issue a dividend, on a one-for-one basis, of shares of preferred stock to the holders of its common stock. Following the Effective Time, the holders of preferred stock will be entitled to a dividend based on the net proceeds of the sale of any assets that are used or held for use in Torchlight’s oil and gas exploration business (the “O&G Assets”), subject to certain holdbacks. Such asset sales must occur prior to the earlier of (i) December 31, 2021 or (ii) the date which is six months from the closing of the Arrangement (the “Sale Expiration Date”). Following the Sale Expiration Date, subject to certain conditions, the combined company will effect a spin-off of any remaining O&G Assets with the preferred stockholders to receive their pro rata equity interest in the spin-off entity.

The transaction has been unanimously approved by the board of directors of Metamaterial, and shareholders representing 48.06% of Metamaterial’s common shares have entered into voting and support agreements in connection with the transaction a form of which is filed here as Exhibit 10.1. The transaction has also been unanimously approved by the board of directors of Torchlight, and shareholders representing 16.53% of Torchlight’s common stock have entered into voting and support agreements in connection with the transaction.

The consummation of the Arrangement is subject to certain closing conditions, including without limitation the requirement that (i) prior to the Effective Time, Torchlight raise gross proceeds of at least $10 million through the issuance of common stock or securities convertible into or exercisable for common stock, less the aggregate principal amount of and accrued interest on certain loans Torchlight has made to Metamaterial, and (ii) all debt of Torchlight is converted into shares of its common stock or repaid in full, provided that if the senior secured debt held by The David A. Straz, Jr. Foundation and by The David A. Straz, Jr. Irrevocable Trust DTD 11/11/1986, has not been so converted or repaid, then prior to the Effective Time, the terms of such debt will have been modified such that the debtholders’ sole recourse in respect thereof will be against the O&G Assets. Other closing conditions include without limitation the receipt of all required approvals from the shareholders of each of Torchlight and Metamaterial and from the Ontario Superior Court of Justice (Commercial List), and all other required regulatory approvals, as well as other customary closing conditions, including the absence of a material adverse effect with respect to either Metamaterial or Torchlight.

The transaction is expected to close in the first half of 2021 and is to be implemented by way of an arrangement under the Business Corporations Act (Ontario). The Agreement provides for customary representations, warranties and covenants, including covenants of each party to (i) subject to certain exceptions, carry on its business in the ordinary course of business consistent with past practice during the period between the execution of the Agreement and the Effective Time and (ii) not solicit any alternate transactions or, subject to certain exceptions, to engage in any discussions or negotiations with respect thereto. Subject to certain terms and conditions, the Agreement may be terminated by either party after March 31, 2021, and if the Agreement is terminated prior to that date by either party as a result of obtaining a superior proposal from a third party, such terminating party is required to pay a termination fee of $2,000,000.

Under the Agreement, Torchlight has also agreed to loan Metamaterial $500,000 no later than five days following execution of the Agreement, in exchange for an unsecured promissory note in substantially the same form as the 8% Unsecured Convertible Promissory Note that evidences Torchlight’s loan to Metamaterial of $500,000 on September 20, 2020. Upon closing, these two bridge loans, including the aggregate principal and unpaid interest, are to be included in, and credited against, the $10 million pre-closing financing described above, with such notes to be deemed cancelled and paid in full.

As previously disclosed in Torchlight’s current report on Form 8-K filed on September 23, 2020, McCabe Petroleum Corporation, a company owned by Torchlight’s chairman Gregory McCabe, loaned Torchlight $1,500,000 on September 18, 2020, evidenced by a 6% Secured Convertible Promissory, of which $500,000 was deposited into an escrow account. Under the terms of the note, this $500,000 has been released from escrow to Torchlight, and will be used for the bridge loan described above.

The description above of the Agreement is qualified in its entirety by reference to the terms of the Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about Torchlight, Metamaterial or their respective subsidiaries and affiliates.  The Agreement contains representations and warranties by Torchlight and Metamaterial made solely for the benefit of the parties.  The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Agreement, including information in confidential disclosure letters delivered by each party in connection with the signing of the Agreement.  Moreover, certain representations and warranties in the Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between Torchlight and Metamaterial, rather than establishing matters as facts.  Accordingly, the representations and warranties in the Agreement should not be relied on by any persons as characterizations of the actual state of facts about Torchlight or Metamaterial at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Torchlight’s or Metamaterial’s public disclosures.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this current report on Form 8-K relating to the Agreement and the issuance of the shares of common stock of Torchlight and the Exchangeable Shares is incorporated herein by reference.

The securities to be issued under the Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Forward-Looking Statement

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the proposed business combination transaction with Metamaterial, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Torchlight’s 2019 Annual Report on Form 10-K, filed on March 16, 2020 and other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Torchlight urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Torchlight disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight and Metamaterial will prepare a proxy statement for Torchlight’s stockholders to be filed with the SEC. The proxy statement will be mailed to Torchlight’s stockholders. Torchlight and Metamaterial urge investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read Torchlight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. Torchlight’s definitive proxy statement will be mailed to stockholders of Torchlight as of a record date to be established for voting on the transactions described in this report. Torchlight’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Torchlight, Metamaterial and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 16, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of Torchlight’s and Metamaterial’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s and Metamaterial’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Item 8.01. Other Events.

On December 14, 2020, the Company issued a press release announcing the signing of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Description
Exhibit 2.1	Arrangement Agreement with Metamaterial Inc., dated December 14, 2020
Exhibit 10.1	Form of Metamaterial Voting and Support Agreement
Exhibit 99.1	Press release, dated December 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: December 14, 2020	By: /s/ John A. Brda
John A. Brda
President